Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the "Company"), does hereby certify that:

1.  The accompanying Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Signal Financial Corporation 401(k) Profit Sharing Plan of the Company on Form 11-K for the fiscal year ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Gallagher
Robert C. Gallagher Chairman of the Board June 26, 2003

/s/ Paul S. Beideman
Paul S. Beideman Chief Executive Officer June 26, 2003

/s/ Joseph B. Selner
Joseph B. Selner Chief Financial Officer June 26, 2003